The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

	DOWNEY SAVINGS and LOAN- LITE
	Balances as of 8/01/04

Total Current Balance:	628,053,139
Total Original Balance:	628,137,019

Number Of Loans:	1,742

			Minimum	Maximum
Average Current Balance:	$360,535.67		$42,000.00	$1,592,829.41
Average Original Amount:	$360,583.82		$42,000.00	$1,600,000.00

Weighted Average Gross Coupon:	3.153%		1.250	5.331%
Weighted Average Gross Margin:	3.076%		2.200	4.050%
Weighted Average Max Int Rate:	10.005%		9.950	11.400%

Weighted Average Original Ltv:	73.43%		11.76	90.00%

Weighted Average Neg Amort Limit:	110		110	110
Weighted Average Period Pay Cap:	7.50		7.50	7.50

Weighted Average Fico Score:	696		620	828

Weighted Average Original Term:	389	months	180	480	months
Weighted Average Remaining Term:	389	months	179	480	months
Weighted Average Seasoning:	1	months	0	2	months

Weighted Average Next Rate Reset:	1	months	1	1	months
Weighted Average Rate Adj Freq:	1	months	1	1	months
Weighted Average Pymt Adj Freq:	12	months	12	12	months

Weighted Average Prepay Term:	27	months	0	36	months
Top State Concentrations ($):	93.23 % California, 2.49 % Arizona, 1.10 % New Jersey
Maximum Zip Code Concentration ($):	0.86% 91911 (Chula Vista, CA)

First Pay Date:			Jul 01, 2004	Sep 01, 2004
Paid To Date:			Jul 01, 2004	Aug 01, 2004
Mature Date:			Jul 01, 2019	Aug 01, 2044

Table

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

Table
			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CURRENT BALANCE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
42,000 - 50,000	4	187,800.00	0.03
50,001 - 100,000	14	1,239,784.71	0.20
100,001 - 150,000	96	12,397,039.45	1.97
150,001 - 200,000	156	27,832,791.47	4.43
200,001 - 250,000	219	49,707,302.82	7.91
250,001 - 300,000	237	65,818,506.81	10.48
300,001 - 350,000	216	70,201,665.58	11.18
350,001 - 400,000	230	86,195,930.69	13.72
400,001 - 450,000	136	57,839,140.63	9.21
450,001 - 500,000	148	70,769,387.96	11.27
500,001 - 550,000	77	40,443,046.70	6.44
550,001 - 600,000	68	39,560,954.51	6.30
600,001 - 650,000	37	23,374,711.73	3.72
650,001 - 700,000	37	25,051,401.59	3.99
700,001 - 750,000	24	17,556,083.40	2.80
750,001 - 800,000	16	12,565,325.00	2.00
800,001 - 850,000	7	5,817,105.46	0.93
850,001 - 900,000	4	3,510,000.00	0.56
900,001 - 950,000	4	3,728,031.71	0.59
950,001 - 1,000,000	6	5,945,999.00	0.95
1,050,001 - 1,100,000	2	2,175,000.00	0.35
1,450,001 - 1,500,000	2	2,968,300.00	0.47
1,550,001 - 1,592,829	2	3,167,829.41	0.50
Total	1,742	628,053,138.63	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL TERM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
180	1	287,000.00	0.05
360	1,345	473,847,906.32	75.45
420	1	338,000.00	0.05
480	395	153,580,232.31	24.45
Total	1,742	628,053,138.63	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
REMAINING TERM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
179 - 180	1	287,000.00	0.05
351 - 360	1,345	473,847,906.32	75.45
411 - 420	1	338,000.00	0.05
471 - 480	395	153,580,232.31	24.45
Total	1,742	628,053,138.63	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CONFORMING:	Mortgage Loans	the Cutoff Date	the Cutoff Date
NC	845	413,461,885.75	65.83
CON	897	214,591,252.88	34.17
Total	1,742	628,053,138.63	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PROPERTY TYPE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Single Family	1,308	469,597,579.87	74.77
PUD	246	103,690,832.43	16.51
Condominium	188	54,764,726.33	8.72
Total	1,742	628,053,138.63	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
OCCUPANCY:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Primary	1,580	587,638,310.77	93.57
Investor	146	34,884,082.86	5.55
Second Home	16	5,530,745.00	0.88
Total	1,742	628,053,138.63	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PURPOSE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Cash Out Refinance	923	315,185,448.03	50.18
Purchase	441	184,078,107.26	29.31
Rate/Term Refinance	378	128,789,583.34	20.51
Total	1,742	628,053,138.63	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
DOCUMENTATION:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Lite Documentation	1,742	628,053,138.63	100.00
Total	1,742	628,053,138.63	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL LTV:	Mortgage Loans	the Cutoff Date	the Cutoff Date
11.76 - 15.00	1	50,000.00	0.01
15.01 - 20.00	1	150,000.00	0.02
20.01 - 25.00	1	125,000.00	0.02
25.01 - 30.00	11	2,007,500.00	0.32
30.01 - 35.00	11	2,002,500.00	0.32
35.01 - 40.00	21	3,939,364.71	0.63
40.01 - 45.00	24	6,744,366.74	1.07
45.01 - 50.00	46	13,831,006.63	2.20
50.01 - 55.00	42	12,927,726.02	2.06
55.01 - 60.00	79	28,595,550.92	4.55
60.01 - 65.00	89	35,107,416.19	5.59
65.01 - 70.00	197	74,067,836.70	11.79
70.01 - 75.00	456	172,125,111.75	27.41
75.01 - 80.00	572	213,700,605.65	34.03
80.01 - 85.00	33	9,680,424.23	1.54
85.01 - 90.00	158	52,998,729.09	8.44
Total	1,742	628,053,138.63	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
STATE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Arizona	55	15,651,758.39	2.49
California	1,578	585,549,504.80	93.23
Colorado	4	1,123,800.00	0.18
Connecticut	1	270,400.00	0.04
Illinois	13	3,175,269.31	0.51
Massachusetts	6	1,250,250.00	0.20
Missouri	1	143,670.11	0.02
Nevada	1	362,000.00	0.06
New Jersey	25	6,926,225.00	1.10
New York	6	1,794,500.00	0.29
Oregon	15	3,873,635.71	0.62
Pennsylvania	3	771,500.00	0.12
Rhode Island	8	1,557,580.00	0.25
Virginia	1	132,000.00	0.02
Washington	25	5,471,045.31	0.87
Total	1,742	628,053,138.63	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GROSS COUPON:	Mortgage Loans	the Cutoff Date	the Cutoff Date
1.250 - 1.500	606	216,953,797.00	34.54
1.501 - 2.000	59	13,355,350.00	2.13
2.001 - 2.500	85	28,944,096.00	4.61
3.501 - 4.000	78	37,855,060.97	6.03
4.001 - 4.500	490	195,042,225.80	31.06
4.501 - 5.000	409	131,372,081.66	20.92
5.001 - 5.331	15	4,530,527.20	0.72
Total	1,742	628,053,138.63	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
MAX INT RATE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
9.950 - 10.000	1,237	449,842,625.05	71.62
10.001 - 10.500	496	174,678,163.58	27.81
10.501 - 11.000	4	1,385,100.00	0.22
11.001 - 11.400	5	2,147,250.00	0.34
Total	1,742	628,053,138.63	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
MIN INT RATE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
2.200 - 2.500	35	16,820,187.73	2.68
2.501 - 3.000	708	289,216,890.04	46.05
3.001 - 3.500	749	247,606,838.66	39.42
3.501 - 4.000	248	73,774,222.20	11.75
4.001 - 4.050	2	635,000.00	0.10
Total	1,742	628,053,138.63	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GROSS MARGIN:	Mortgage Loans	the Cutoff Date	the Cutoff Date
2.200 - 2.500	35	16,820,187.73	2.68
2.501 - 3.000	708	289,216,890.04	46.05
3.001 - 3.500	749	247,606,838.66	39.42
3.501 - 4.000	248	73,774,222.20	11.75
4.001 - 4.050	2	635,000.00	0.10
Total	1,742	628,053,138.63	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
INDEX:	Mortgage Loans	the Cutoff Date	the Cutoff Date
MTA	1,742	628,053,138.63	100.00
Total	1,742	628,053,138.63	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
FICO SCORE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
620 - 620	8	2,886,900.00	0.46
621 - 640	194	69,651,829.39	11.09
641 - 660	276	94,458,216.35	15.04
661 - 680	334	116,759,308.87	18.59
681 - 700	233	83,888,628.78	13.36
701 - 720	172	65,329,268.81	10.40
721 - 740	166	62,262,774.18	9.91
741 - 760	133	51,458,571.60	8.19
761 - 780	119	45,943,952.72	7.32
781 - 800	81	27,786,472.14	4.42
801 - 820	25	7,447,215.79	1.19
821 - 828	1	180,000.00	0.03
Total	1,742	628,053,138.63	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
NEG AMORT LIMIT:	Mortgage Loans	the Cutoff Date	the Cutoff Date
110	1,742	628,053,138.63	100.00
Total	1,742	628,053,138.63	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PAY CAP:	Mortgage Loans	the Cutoff Date	the Cutoff Date
7.50	1,742	628,053,138.63	100.00
Total	1,742	628,053,138.63	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PREPAY TERM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
0	203	82,872,105.84	13.20
12	520	212,562,267.53	33.84
24	7	3,802,050.00	0.61
36	1,012	328,816,715.26	52.35
Total	1,742	628,053,138.63	100.00